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                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 3, 1999

                            ------------------------

                                 INCOMNET, INC.
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                  0-12386            95-2871296
(State of Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)      Identification No.)

      2801 MAIN STREET, IRVINE, CALIFORNIA                  92614
    (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (949) 251-8000


          (Former Name of former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     As previously disclosed on September 22, 1999 in a Form 8-K filed with the Securities and Exchange Commission ("SEC"), Incomnet, Inc. (ICNTE) and its wholly owned subsidiary Incomnet Communications Corporation (ICC) each filed for voluntary petitions for protection under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, Santa Ana division.

     In three separate press releases dated January 3, 2000, ICNTE and ICC announced the following events.

De-listing of ICNTE's Common Stock from the Nasdaq

     On September 3, 1999, ICNTE's shares of common stock, which traded under the symbol ICNTE, were de-listed from the Nasdaq SmallCap Market. This action was taken as a result of ICNTE's failure to meet the net tangible assets and filing requirements as stated in Nasdaq's marketplace Rules 4310(c)(02) and 4310(c)(14). Management announced they do not anticipate that ICNTE's shares of common stock will be re-listed.

Common Stockholders of Incomnet

     Although a final determination has not yet been made, it is management's opinion that after all secured and unsecured creditors have settled with ICNTE in accordance with the Chapter 11 proceedings, no residual value will be left for ICNTE's shareholders or class action members.

Certain Financial Results (Unaudited)

     ICNTE announced their unaudited financial results for the second and third quarters ended June 30, 1999 and September 30, 1999.

Foothill Capital Corporation Debtor-in-Possession Financing Assignment to Ironwood Telecom LLP

     On December 27, 1999 ICC received court approval for the assignment of ICC's debtor-in-possession financing from Foothill Capital Corporation to Ironwood Telecom, LLP, ICNTE's and ICC's largest secured creditor. ICC will be obligated under substantially the same financing terms with Ironwood as it was with Foothill. The assumption by Ironwood allows ICC more time to execute its reorganization efforts in the coming months

Extension to File a Plan of Reorganization with the Bankruptcy Court

     ICNTE and ICC each received court approval to extend to January 31, 2000 their respective deadlines for filing each company's plan of reorganization with the bankruptcy court.


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Launch of New Network Marketing Program

     ICC announced the launch of a new internet-based network marketing program.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS.

     The following exhibits are filed with this Current Report on Form 8-K:

     Exhibit
     Number       Description
     -------      -----------

        99.1 Press Release entitled "Incomnet Announces Events Important to its Common Shareholders," dated January 3, 2000.

        99.2 Press Release entitled "Incomnet Announces the Assignment of Incomnet Communications Corporation's Debtor-in-Possession Financing and a Court Extension to File a Plan of Reorganization," dated January 3, 2000.

        99.3 Press Release entitled "Incomnet Communications Corporation, a Wholly Owned Subsidiary of Incomnet, Inc., Launches New Network Marketing Program," dated January 3, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INCOMNET, INC.
                               A CALIFORNIA CORPORATION



                                By:    /s/ Stephen A. Garcia
                                    -----------------------------
                                           Stephen A. Garcia
                                    EXECUTIVE VICE PRESIDENT AND
                                       CHIEF FINANCIAL OFFICE

Date:  February 11, 2000


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